SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14 a-11(c) or ss. 240.14a-12

                           FIRST NATIONAL CORPORATION
                (Name of Registrant as Specified In Its Charter)

 ...............................................................................
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       (1)    Title of each class of securities to which transaction applies:

              .................................................................
       (2)    Aggregate number of securities to which transaction applies:

              .................................................................
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(Set forth the amount on which the filing fee was calculated and state how it was determined):

              .................................................................
       (4)    Proposed maximum aggregate value of transaction:

              .................................................................
       (5)    Total fee paid:

              .................................................................
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)    Amount Previously Paid:
            .......................................
     (2)    Form, Schedule or Registration Statement No.:
            .......................................
     (3)    Filing Party:
            .......................................
     (4)    Date Filed:
            .........................................

                           FIRST NATIONAL CORPORATION


                                 PROXY STATEMENT



                         ANNUAL MEETING OF STOCKHOLDERS
                                  April 7, 1998



                               GENERAL INFORMATION

         This Proxy Statement is furnished to holders of common stock, $5.00 par value per share ("Common Stock"), of First National Corporation ("First
National"), in connection with the solicitation of proxies by the Board of Directors (the "Board") of First National to be used at the Annual Meeting of Stockholders to be held on April 7, 1998 at 11:00 a.m. at the Shenandoah Valley Golf Club, Front Royal, Virginia, and any adjournment thereof (the "Annual Meeting").

         The principal executive offices of First National are located at 112 West King Street, Strasburg, Virginia. The approximate date on which this Proxy Statement, the accompanying proxy card and Annual Report to Stockholders (which is not part of First National's soliciting materials) are being mailed to First National's stockholders is February 27, 1998. The cost of soliciting proxies will be borne by First National.

         The proxy solicited hereby, if properly signed and returned to First National and not revoked prior to its use, will be voted in accordance with the instructions contained thereon. If no contrary instructions are given, each proxy received will be voted "for" the proposals described herein. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with the Secretary of First National (Harry S. Smith, Secretary, First National Corporation, 112 West King Street, Strasburg, Virginia 22657); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting or at any adjournment thereof and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

         Only stockholders of record at the close of business on February 20, 1998 (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, there were 777,547 shares of Common Stock of First National issued and outstanding and approximately 687 record holders. Each share of Common Stock is entitled to one vote at the Annual Meeting. First National had no other class of equity securities outstanding at the Record Date.

                  ELECTION OF DIRECTORS; SECURITY OWNERSHIP OF
                    MANAGEMENT AND CERTAIN BENEFICIAL OWNERS


Election of Directors

         Nine Directors are to be elected at the Annual Meeting to serve until the election and qualification of their respective successors.

         Unless authority is withheld in the proxy, each proxy executed and returned by a stockholder will be voted for the election of the nominees listed below. Proxies distributed in conjunction herewith may not be voted for persons other than the nominees named thereon. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee or nominees recommended by the Board. At this time, the Board knows no reason why any of the nominees listed below may not be able to serve as a director if elected. The proxy also confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other matter that may properly come before the meeting.

         In the election of directors, those receiving the greatest number of votes will be elected even if they do not receive a majority. Abstentions and broker non-votes will not be considered a vote for, or a vote against, a director.


Nominees

         There is set forth hereafter the name of each nominee and, as to each of the nominees, certain information including age, principal occupation and, as of February 4, 1998, information with respect to beneficial ownership of Common Stock. The date shown for first election as a director in the information below represents the year in which the nominee or continuing director was first elected to the Board of First National or previously to the Board of First Bank (the "Bank"). Unless otherwise indicated, the business experience and principal occupations shown for each nominee or continuing director has extended five or more years.


Douglas C. Arthur, 55, has been a director since 1972.
         Mr. Arthur is Vice Chairman of the Board of First National and Vice Chairman of the Board of the Bank. Mr. Arthur is the senior and business partner in Arthur and Allamong, a general practice law firm located in Strasburg, Virginia. Mr. Arthur has been engaged in the practice of law since 1970. He is also a Director of Shenandoah Telecommunications Company.


Noel M. Borden, 61, has been a director since 1962.
         Mr. Borden has served as the Chairman of the Board of First National since 1986 and Chairman of the Board of the Bank since 1986. Mr. Borden is President of H.L. Borden Lumber Co., a building supply company located in Strasburg, Virginia, and has held that position since 1960. Re also is a Director and Vice President of Shenandoah Telecommunications Company.


Byron A. Brill, 50, has been a director since 1980.
          Dr. Brill is a periodontist who has been in practice since 1975.

Elizabeth H. Cottrell, 47, has been a director since 1992.
          Mrs. Cottrell is President of Riverwood Technologies, Inc., a computer services and desktop publishing concern, and has held that position since 1992. Mrs. Cottrell is also a partner in Shenandoah Seasons, a monthly newsletter and mail order gift business. Most recently, she is an independent representative, regional director and regional training director for Excel Telecommunications, Inc., and a member of the Shenandoah County Travel Council.


Christopher E. French, 39, has been a director since 1996.
         Mr.  French has served as  President of  Shenandoah  Telecommunications
         Company,  a  Telecommunications   Company  headquartered  in  Edinburg,
         Virginia since 1988. He is a director and stockholder of such company.


Charles E. Maddox, Jr., 56, has been a director since 1996.
         Mr. Maddox is Principal Engineer of G. W. Clifford & Associates for western Virginia, West Virginia and Maryland operations.


Ronald F. Miller, 54, has been a director since 1983.
         Mr. Miller is President and Chief Executive Officer of First National and the Bank, positions that he has held since 1983.


W.  Allen Nicholls, 51, has been a director since 1987.
         Mr. Nicholls is President of Nicholls Construction, Inc., a home builder located in Front Royal, Virginia, a position that he has held for 27 years.


Henry L. Shirkey, 55, has been a director since 1994.
          Mr. Shirkey is a customer service representative with Holtzman Oil Corp., an oil jobber, a position that he has held since 1993. Mr. Shirkey was previously a banker in Shenandoah County with Farmers Bank, Dominion Bank and First Union Bank and was involved in all phases of community bank management for 33 years until his retirement.




  THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES BE ELECTED AS DIRECTORS.

Security Ownership of Management

         The following table sets forth information as February 4, 1998, regarding the number of shares of Common Stock beneficially owned by all directors and nominees, by the executive officer named in the Summary Compensation Table herein and by all directors and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of the nominee living in such person's home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or a some future time, plus shares held in certain trust relationships which may be deemed to be beneficially owned by the nominees under the rules and regulations of the Securities and Exchange Commission (the "SEC"); however, the inclusion of such shares does not constitute an admission of beneficial ownership.

          Name                                Beneficially Owned                     Percent of Class
          -------------------------------------------------------------------------------------------
          Directors:
          Douglas Arthur                                   4,225                          *
          Noel M. Borden                                  14,222                         l.83%
          Byron A. Brill                                  10,228                         l.32%
          Elizabeth H. Cottrell                              392                          *
          Christopher E. French                            4,601                          *
          Charles F. Maddox, Jr.                             300                          *
          Ronald F. Miller                                12,228                         l.57%
          W. Allen Nicholls                                  500                          *
          Henry L. Shirkey                                   325

         All present executive officers and
          directors as a group (12 persons)               48,098                         6.l9%

         ---------------
          *Indicates that holdings amount to less than 1% of the issued and outstanding Common Stock.

         (1) For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within sixty days.

Security Ownership of Certain Beneficial Owners

         The following table sets forth certain information as to those persons believed by management to be beneficial owners of more than 5% of the outstanding shares of the Common Stock of First National as of February 4, 1998.

          Name and Address              Amount and Nature of         Percent of
          of Beneficial Owner           Beneficial Ownership            Class
          ---------------------------------------------------------------------

         James L. Bowman                       77,132                   9.92%
         P.O. Box 6
         Stephens City, Virginia

         (1) For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Exchange Act, under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within sixty days.


The Board of Directors and Its Committees

         Meetings of the Board of Directors are held regularly each month, and there is also an organizational meeting following the conclusion of the Annual Meeting of Stockholders. The Board held twenty-four meetings in the year ended December 31, 1997. For the year ended December 31, 1997, none of First National's directors attended fewer than 75% of the aggregate number of Board meetings and meetings of committees of which the respective directors are members during their term.

         The Board of Directors has an Audit and Compliance Committee and a Personnel and Benefits Committee. There is no Nominating Committee.

         The Audit and Compliance Committee consists of Messrs. Arthur, French, and Shirkey and Mrs. Cottrell. The Audit Compliance Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit and to establish, and assure the adherence to, a system of internal controls. It reviews and accepts the reports of First National's independent auditors and federal and state examiners. The Audit and Compliance Committee met four times during the year ended December 31, 1997.

         The Personnel and Benefits Committee, which reviews and recommends the levels and types of compensation of officers and employees, is composed of Mrs. Cottrell and Messrs. Arthur, Borden and French. The Personnel and Benefits Committee met ten times during the year ended December 31, 1997.


Executive Officers Who Are Not Directors

         Harry S. Smith (age 44) has been Vice President and Secretary of First National and Executive Vice President, Secretary and Cashier of the Bank since 1985.

         Dana A. Froom (age 47) has served as Comptroller of First National and a Senior Vice President of the Bank since 1986.

         E. Landon Collins (age 58) has served as Senior Vice President of the Bank since 1993. From 1984 until his retirement in 1992, Mr. Collins was Regional President for the Shenandoah Valley region for First American Bank, where he had worked since 1960.


Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires First National's directors and executive officers, and any persons who own more than l0~7~~ of Common Stock, to file with the SEC reports of ownership and changes in ownership of Common Stock. Officers and directors are required by SEC regulation to furnish First National with copies of all Section 16(a) forms that they file. Based solely on review of the copies of such reports furnished to First National or written representation that no other reports were required, First National believes that, during fiscal year 1997, all filing requirements applicable to its officers and directors were complied with.



                                  REMUNERATION

Summary of Cash and Certain Other Compensation

         The following table shows, for the fiscal years ended December 31, 1997, 1996, and 1995, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the named Executive Officer in all capacities in which he served. The named Executive Officer does not receive any compensation from First National.


                                   SUMMARY COMPENSATION TABLE

                                              Annual Compensation                     Long Term Compensation
                                              --------------------                   --------------------------
                                                                                     Securities       All Other
       Name and                                                 Other Annual         Underlying     Compensation
   Principal Position     Year       Salary ($)    Bonus ($)    Compensation ($)       Options(#)       ($)(b)
---------------------------------------------------------------------------------------------------------------
Ronald F. Miller          1997        117,500        -0-             (a)                 -0-             3,560
President and CEO         1996        111,318       5,000            (a)                 -0-             3,300
                          1995        111,221        -0-             (a)                 530             3,337

(a) The value of perquisites and other personal benefits did not exceed the lesser of $50,000 or ten percent of total annual salary and bonus.
(b) "All Other Compensation" represents matching contributions by First National in its 401(k) Plan.


Options Grants in Last Fiscal Year

         No stock options were granted to the named Executive Officer for the fiscal year ended December 31, 1997.

Option Exercises and Holdings

         All options held by executive officers at December 31, 1997 were exercisable. The following table sets forth information with respect to exercised and unexercised options held by the named Executive Officer as of the end of the fiscal year:

                                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                           FISCAL YEAR END OPTION VALUES

                                                                 Number of                    Value of
                                                             Securities Underlying           Unexercised
                         Shares Acquired        Value       Unexercised Options at      In-The-Money Options
       Name              on Exercise (#)       Received     December 31, 1997 (#)(a)    at Fiscal Year End ($)(a)
------------------------------------------------------------------------------------------------------------------
Ronald F. Miller                -0-                -0-                1,642                       $7,293

(a) The value of unexercised in-the-money options at fiscal year end was calculated by determining the differences between the fair market value of the Common Stock of First National underlying the options on December 31, 1997 ($28.03 per share) and the exercise price of the option.


Director's Fees

         Directors, except directors who are officers of First National, received monthly fees of $300 and $250 for each meeting of the Board attended during 1997.


Indebtedness of Management

         No loans to directors or officers involve more than the normal risks of collectibility or present other unfavorable features. None of the loans was non-accrual, past-due, restricted or potential problem loans, as of January 31, 1998. All such loans were originated on substantially the same terms, including interest rates, as those prevailing at the time for comparable transactions with other persons.



                                    AUDITORS

         The Board of Directors has appointed Yount, Hyde & Barbour, P.C. to perform the audit of First National's financial statements for the year ending December 31, 1998. Yount, Hyde & Barbour, P.C. has acted as First National's and the Bank's auditors for the past eleven years and has reported on financial statements during that period. Representatives from Yount, Hyde & Barbour, P.C. are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from stockholders.

                              STOCKHOLDER PROPOSALS

         Any proposal that a stockholder wishes to have presented at the next annual meeting of stockholders must be received no later than October 31, 1998. If such proposal complies with all of the requirements of Rule 14a-8 of the Exchange Act, it will be included in the Proxy Statement and set forth in the form of proxy issued for the next Annual Meeting of Stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.



                     ANNUAL REPORT AND FINANCIAL STATEMENTS

         A copy of First National's Annual Report to Stockholders for the year ended December 31, 1997 accompanies this Proxy Statement. Additional copies may be obtained by written request to the Secretary of First National at the address indicated below. Such Annual Report is not part of the proxy solicitation materials.

         UPON RECEIPT OF A WRITTEN REQUEST OF ANY PERSON WHO, ON THE RECORD DATE, WAS RECORD OWNER OF FIRST NATIONAL COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE THE BENEFICIAL OWNER OF SUCH STOCK ENTITLED TO VOTE AT THE SPECIAL MEETING OF STOCKHOLDERS, FIRST NATIONAL WILL FURNISH TO SUCH PERSON, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 AND ITS QUARTERLY REPORTS ON FORM 10-Q AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SEC UNDER THE EXCHANGE ACT. ANY SUCH REQUEST SHOULD BE MADE IN WR~NG TO HARRY S. SMITH, SECRETARY, FIRST NATIONAL CORPORATION, 112 WEST KING STREET, STRASBURG, VIRGINIA 22657. THE ANNUAL REPORT ON FORM 10-K AND THE QUARTERLY REPORTS ON FORM 10-Q ARE NOT PART OF THE PROXY SOLICITATION MATERIALS.



                                  OTHER MATTERS

         The Board of Directors of First National is not aware of any other matters that may come before the Annual Meeting. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Annual Meeting.

                           FIRST NATIONAL CORPORATION
                            Strasburg, Virginia 22657

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

  The undersigned hereby constitutes Douglas C. Arthur, Byron A. Brill, and W. Allen Nicholls, or any one of them, attorneys and proxies, with power of substitution in each, to act for the undersigned with respect to all shares of Common Stock of First National Corporation ("First National") held of record by the undersigned on February 20, 1998, at the Annual Meeting of Stockholders to be held at the Shenandoh Valley Golf Club, Front Royal, Virginia on April 7, 1998, at 11:00 a.m., or any adjournment thereof, for the following purposes:


1.    Election of Directors        [ ] FOR all nominees listed below         [ ] WITHHOLD AUTHORITY to
                                       (except as marked to the contrary)        vote for all nominees

(INSTRUCTION: To withhold authority to vote for any individual nominee, write such nominee's name on the line below)

Douglas C. Arthur          Elizabeth H. Cottrell              Ronald F. Miller
Noel M. Borden             Christopher E. French              W. Allen Nicholls
Byron A. Brill             Charles E. Maddox, Jr.             Henry L. Shirkey

--------------------------------------------------------------------------------

2. In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting.

(Continued and to be signed and dated on the reverse side and returned promptly in the enclosed envelope)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR ELECTION OF DIRECTORS LISTED IN ITEM 1.
     Please sign name exactly as it appears on the stock certificate. Only one of several joint owners should sign. Fiduciaries should give full title.

                                         ---------------------------------------
                                                     Signature

                                         ---------------------------------------
                                                       Date

                                         ---------------------------------------
                                                     Signature

                                         ---------------------------------------
                                                       Date

                                         I plan________, do not plan_______, to
                                         attend the 1998 Annual Meeting.
                                         PLEASE MARK, SIGN, DATE AND RETURN THIS
                                         PROXY CARD PROMPTLY.